NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      THIS DEBENTURE IS SUBJECT TO CERTAIN RESTRICTIONS ON CONVERSION SET FORTH IN SECTION 3.8 OF A CONVERTIBLE DEBENTURE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 27, 1997, BETWEEN EUROTECH, LTD. (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

No. 12                                                             U.S. $250,000

                                 EUROTECH, LTD.
                 8% CONVERTIBLE DEBENTURE DUE NOVEMBER 27, 2000

      THIS DEBENTURE is one of a series of duly authorized issued debentures of Eurotech, Ltd., a corporation organized under the laws of the District of Columbia and having a principal place of business at 1200 Prospect Street, Suite 425, LaJolla, California 92037 (the "Company"), designated as its 8% Convertible Debentures, due November 27, 2000 (the "Debentures"), in an aggregate principal amount of $7,000,000.

      FOR VALUE RECEIVED, the Company promises to pay to DIVERSIFIED STRAGEGIES FUND, L.P., or registered assigns (the "Holder"), the principal sum of Two Hundred Fifty Thousand Dollars ($250,000), on or prior to November 27, 2000 or such earlier date as the Debentures are required to be repaid as provided hereunder (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of 8% per annum, payable quarterly in arrears commencing March 31, 1998, but in no event later than the earlier to occur of a Conversion Date (as defined in Section 4(a)(i)) for such principal amount or the Maturity Date. Interest shall accrue daily commencing on the Original Issue Date (as defined in Section 6) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall be calculated on the basis of a 360-day year and for the actual number of days elapsed. Interest hereunder will be paid to the Person (as defined in Section 6) in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"). All overdue, accrued and unpaid interest and other amounts due hereunder shall bear interest at the rate of 15% per annum (to accrue daily) from the date such interest is due hereunder through and including the date of payment. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder last appearing on the Debenture Register, except that interest due on the principal amount (but not overdue interest) may, at the Company's option, be paid in shares of Common Stock (as defined in Section 6) calculated based upon the Conversion Price (as defined below) on the date such interest was due. All amounts due hereunder other than such interest shall be paid in cash. Notwithstanding anything to the contrary contained herein, the Company may not issue shares of Common Stock in payment of interest on the principal amount if: (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay interest hereunder in shares of Common Stock; (ii) such shares are not either registered for resale pursuant to an Underlying Securities Registration Statement (as defined in Section 6) or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for such shares; (iii) such shares are not actively traded on the OTC Bulletin Board (listed or quoted for trading on the American Stock Exchange, Nasdaq National Market, Nasdaq SmallCap Market or The New York Stock Exchange, and any other exchange on which the Common Stock is then listed for trading (each, a "Subsequent Market")); or (iv) the issuance of such shares would result in the recipient thereof beneficially owning more than 4.999% of the issued and outstanding shares of Common Stock as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The Common Stock shall be deemed to be "actively traded" on the OTC Bulletin Board under this Debenture if
(a) no less than $400,000 of the Common Stock trades on the OTC Bulletin Board in any one week and (b) there are no fewer than six (6) market makers actively making a market in the Common Stock.

      This Debenture is subject to the following additional provisions:

            Section 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same but shall not be issuable in denominations of less than integral multiplies of Fifty Thousand Dollars ($50,000) unless such amount represents the full principal balance of Debentures outstanding to such Holder. No service charge will be made for such registration of transfer or exchange.

            Section 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

            Section 3. Events of Default.

      (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (i) any default in the payment of the principal of, interest on or liquidated damages in respect of, this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on the applicable quarterly interest payment date, the Conversion Date or the Maturity Date or by acceleration or otherwise);

            (ii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, the Purchase Agreement or the Registration Rights Agreement, and such failure or breach shall not have been remedied within 10 days after the date on which notice of such failure or breach shall have been given;

            (iii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

            (iv) the Company shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness of the Company in an amount exceeding one hundred thousand dollars ($100,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

            (v) the Common Stock shall fail to be actively traded on the OTC Bulletin Board or fail to be listed or quoted for trading on any Subsequent Market if after the Original Issue Date the Common Stock shall be listed or quoted for trading on any such Subsequent Market, or if the Common Stock shall be suspended from trading thereon without being actively traded, relisted or having such suspension lifted, as the case may be, within three (3) Trading Days;

            (vi) the Company shall be a party to any merger or consolidation pursuant to which the Company shall not be the surviving entity (or, if the Company is the surviving entity, the Company shall issue or sell to another Person, or group thereof, in excess of 50% of the Common Stock) or shall dispose of all or substantially all of its assets in one or more transactions, or shall redeem more than a de minimis number of shares of Common Stock (other than redemptions of Underlying Shares);

            (vii) an Underlying Securities Registration Statement shall not have been declared effective by the Securities and Exchange Commission (the "Commission") on or prior to the 180th day after the Original Issue Date; or

            (viii) an Event (as hereinafter defined) shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty (30) days from the Event Date (as hereinafter defined) relating thereto (other than an Event resulting from a failure of an Underlying Securities Registration Statement to be declared effective by the Commission on or prior to the 90th day after the Original Issue Date).

            (b) If any Event of Default occurs and is continuing the full principal amount of this Debenture (and, at the Holder's option, all other Debentures then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration, to be, shall become, immediately due and payable in cash. The aggregate amount payable upon an Event of Default in respect of the Debentures shall be equal to the sum of (i) the Mandatory Prepayment Amount (as defined in Section 6) plus (ii) the product of
(A) the number of Underlying Shares issued in respect of conversions or as payment of interest hereunder and then held by the Holder and (B) the Per Share Market Value (as defined in Section 6) on the date prepayment is demanded or the date the full prepayment price is paid, whichever is greater. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

            Section 4. Conversion.

                  (a)(i) This Debenture shall be convertible into shares of Common Stock at the option of the Holder in whole or in part at any time and from time to time upon the earlier to occur of (1) the date an Underlying Securities Registration Statement is declared effective by the Commission and
(2) the 90th day after the Original Issue Date, and prior to the close of business on the Maturity Date. The number of shares of Common Stock as shall be issuable upon a conversion hereunder shall be determined by dividing the outstanding principal amount of this Debenture to be converted, plus all accrued but unpaid interest thereon, by the Conversion Price (as defined below), each as subject to adjustment as provided hereunder. The Holder shall effect conversions by surrendering the Debentures (or such portions thereof) to be converted, together with the form of conversion notice attached hereto as Exhibit A (a "Holder Conversion Notice") to the Company. Each Holder Conversion Notice shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected, which date may not be prior to the date such Conversion Notice is deemed to have been delivered hereunder (a "Holder Conversion Date"). If no Holder Conversion Date is specified in a Holder Conversion Notice, the Holder Conversion Date shall be the date that such Holder Conversion Notice is deemed delivered hereunder. Subject to Section 4(b) hereof and Section 3.8 of the Purchase Agreement, each Holder Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debenture(s) tendered by the Holder with the Holder Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 4(b)) a new Debenture for such principal amount as has not been converted.

                  (ii) At any time from and after the second anniversary of the Original Issue Date, all or any portion of the then outstanding principal amount under this Debenture (plus accrued and unpaid interest thereon) shall be convertible into Common Stock at the Conversion Price (which for such purpose shall not be subject to the Floor (as defined in Section 6)) at the option of the Company; provided, that the Company is not permitted to deliver a Company Conversion Notice (as defined below) within ten (10) days of issuing any press release or other public statement relating to such conversion or at any time when the Underlying Securities Registration Statement is not then effective or shares of Common Stock are not actively traded on the OTC Bulletin Board or listed or quoted for trading on a Subsequent Market. The Company shall effect such conversion by delivering to the Holder a written notice in the form attached hereto as Exhibit B (the "Company Conversion Notice"), which Company Conversion Notice, once given, shall be irrevocable. Each Company Conversion Notice shall specify the principal amount of Debentures (and accrued but unpaid interest thereon) to be converted. The Company shall deliver such Company Conversion Notice at least two (2) Trading Days, but not more than five (5) Trading Days before the Maturity Date or earlier date of intended conversion (the date that the Company intends to effect such conversion is hereinafter referred to as the "Company Conversion Date"). Upon its receipt of a Company Conversion Notice, the Holder shall surrender the principal amount of Debentures subject thereto to the office of the Company or of any transfer agent of the Common Stock. If the Company is converting less than the aggregate principal amount of all Debentures, the Company shall, upon conversion of the principal amount of Debentures subject to such Company Conversion Notice and receipt of the Debentures surrendered for conversion, deliver to the Holder, a replacement Debenture for such principal amount of Debentures as have not been converted in the manner and within the time period set forth in Section 4(b). Each of a Holder Conversion Notice and a Company Conversion Notice is sometimes referred to herein as a "Conversion Notice," and each of a Holder Conversion Date and a Company Conversion Date is sometimes referred to herein as a "Conversion Date."

            (b) Not later than three Trading Days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1(b) of the Purchase Agreement) representing the number of shares of the Common Stock being acquired upon the conversion of Debentures (subject to reduction pursuant to Section 3.8 of the Purchase Agreement), (ii) Debentures in a principal amount equal to the principal amount of Debentures not converted; (iii) a bank check in the amount of all accrued and unpaid interest (if the Company has elected and is permitted hereunder to pay accrued interest in cash), together with all other amounts then due and payable in accordance with the terms hereof, in respect of Debentures tendered for conversion and (iv) if the Company has elected to pay accrued interest in shares of the Common Stock, certificates, which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1(b) of the Purchase Agreement), representing such number of shares of the Common Stock as equals such interest divided by the Conversion Price calculated on the Conversion Date; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of the Common Stock issuable upon conversion of the principal amount of Debentures until Debentures are delivered for conversion to the Company or the Holder notifies the Company that such Debenture has been mutilated, lost, stolen or destroyed and complies with Section 9 hereof. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, are not delivered to or as directed by the Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion (whether subject to a Holder or a Company Conversion Notice), in which event the Company shall immediately return the Debentures tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, prior to the fourth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,500 for each day thereafter until the Company delivers such certificates (such amount shall also be due for each Trading Day after the date that the Holder may rescind such conversion until such date as the Holder shall have received the return of the principal amount of Debentures relating to such rescission). If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section prior to the 20th day after the Conversion Date, the Company shall, upon notice from the Holder, prepay such portion of the aggregate of the principal amount of Debentures then held by such Holder, as requested by such Holder, for the Mandatory Prepayment Amount, in cash. If any portion of the Mandatory Prepayment Amount pursuant to this Section is not paid within seven days after notice therefor is deemed delivered hereunder, the Company will pay interest on the Mandatory Prepayment Amount at a rate of 15% per annum (to accrue daily), in cash to such Holder, accruing from such seventh day until the Mandatory Prepayment Amount, plus all accrued interest thereon, is paid in full.

                  (c) (i) The conversion price (the "Conversion Price") in effect on any Conversion Date shall be the lesser of (A) $5.38 (the "Initial Conversion Price") and (B) the Applicable Percentage (as defined in Section 6) multiplied by the Average Price calculated on the Conversion Date; provided, that, except as otherwise specifically set fort herein, the Conversion Price shall not be less than the Floor. Notwithstanding the foregoing, the Floor shall not apply to any conversions pursuant to Section 4(a)(ii), to any adjustments of the Conversion Price pursuant to the immediately following sentence or to adjustments to the Initial Conversion Price as a result of the provisions of
Section 4(c)(ii)-(v). If (a) an Underlying Securities Registration Statement is not filed on or prior to the 45th day after the Original Issue Date, or (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12d1-2 promulgated under the Securities Exchange Act of 1934, as amended, within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that an Underlying Securities Registration Statement will not be "reviewed" or is not subject to further review or comment by the Commission, or (c) the Underlying Securities Registration Statement is not declared effective by the Commission on or prior to the 90th day after the Original Issue Date, or (d) such Underlying Securities Registration Statement is filed with and declared effective by the

Commission but thereafter ceases to be effective as to all Registrable Securities (as such term is defined in the Registration Rights Agreement) at any time prior to the expiration of the "Effectiveness Period" (as such term as defined in the Registration Rights Agreement), without being succeeded by a subsequent Underlying Securities Registration Statement filed with and declared effective by the Commission within ten (10) days, or (e) trading in the Common Stock shall fail to be actively traded on the OTC Bulletin Board or if the Common Stock shall be suspended or delisted from trading on any Subsequent Market for any reason for more than three (3) Trading Days, or (f) the conversion rights of the Holders of Debentures are suspended for any reason or if the Holder is not permitted to resell Registrable Securities under the Underlying Securities Registration Statement, or (g) an amendment to the Underlying Securities Registration Statement is not filed by the Company with the Commission within ten (10) days of the Commission's notifying the Company that such amendment is required in order for the Underlying Securities Registration Statement to be declared effective (any such failure being referred to as an "Event," and for purposes of clauses (a), (c) and (f) the date on which such Event occurs, or for purposes of clause (b) the date on which such five (5) days period is exceeded, or for purposes of clauses (d) and (g) the date which such ten (10) day period is exceeded, or for purposes of clause (e) the date on which such three (3) Trading Day period is exceeded, being referred to as "Event Date"), the Company shall pay, in cash, as liquidated damages and not as a penalty, on the Event Date and on the first day of each month thereafter until the triggering Event is cured, 1.0% of the aggregate principal amount of Debentures then outstanding.

                  (ii) If the Company, at any time while any Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of the Common Stock, (b) subdivide outstanding shares of the Common Stock into a larger number of shares, (c) combine outstanding shares of the Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                  (iii) If the Company, at any time while any Debentures are outstanding, shall issue rights or warrants to all holders of the Common Stock (and not to Holders of Debentures) entitling them to subscribe for or purchase shares of the Common Stock at a price per share less than the Per Share Market Value of the Common Stock at the record date mentioned below, the Initial Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of the Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Initial Conversion Price pursuant to this Section, if any such right or warrant shall expire and shall not have been exercised, the Initial Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Initial Conversion Price made pursuant to the provisions of this Section 4 after the issuance of such rights or warrants) had the adjustment of the Initial Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

                  (iv) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of the Common Stock (and not to Holders of Debentures) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Initial Conversion Price at which Debentures shall thereafter be convertible shall be determined by multiplying the Initial Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  (v) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder of this Debenture shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay, from funds legally available therefor at the time of such prepayment, the aggregate of its outstanding principal amount of Debentures, plus all interest and other amounts due and payable thereon, at a price determined in accordance with Section 3(b). The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

                  (vi) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                  (vii) Whenever the Initial Conversion Price is adjusted pursuant to any of Section 4(c)(ii) - (v), the Company shall promptly mail to each Holder of Debentures a notice setting forth the Initial Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                  (viii) If:

                        A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                        B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                        C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                        D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

                        E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders of Debentures at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or
(y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 30-day period commencing the date of such notice to the effective date of the event triggering such notice.

            (d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of the Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(c)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of the Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Securities Registration Statement has been declared effective under the Securities Act, freely tradeable.

            (e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

            (f) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            (g) Any and all notices or other communications or deliveries to be provided by the Holders of the Debentures hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 1200 Prospect Street, Suite 425, LaJolla, California 92037 (facsimile number
(619) 551-6840), attention Chief Financial

Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder of the Debentures at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 7:00 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 7:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if send by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

            Section 5. Optional Prepayment.

            (a) The Company shall have the right, exercisable at any time upon twenty (20) Trading Days prior written notice to the Holders of the Debentures to be prepaid (the "Optional Prepayment Notice"), to prepay, from funds legally available therefor at the time of such prepayment, all or any portion of the outstanding principal amount of the Debentures which have not previously been repaid or for which Conversion Notices have not previously been delivered hereunder, at a price equal to the Optional Prepayment Price (as defined below). Any such prepayment by the Company shall be in cash and shall be free of any claim of subordination. The Holders shall have the right to tender, and the Company shall honor, Conversion Notices delivered prior to the expiration of the twentieth (20th) Trading Day after receipt by the Holders of an Optional Prepayment Notice for such Debentures (such date, the "Optional Prepayment Date").

            (b) If any portion of the Optional Prepayment Price shall not be paid by the Company by the Optional Prepayment Date, the Optional Prepayment Price shall be increased by 15% per annum (to accrue daily) until paid (which amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of the optional Prepayment Price remains unpaid through the expiration of the Optional Prepayment Date, the Holder subject to such prepayment may elect by written notice to the Company to either (i) demand conversion in accordance with the formula and the time period therefor set forth in Section 4 of any portion of the principal amount of Debentures for which the Optional Prepayment Price, plus accrued liquidated damages thereof, has not been paid in full (the "Unpaid Prepayment Principal Amount"), in which event the applicable Per Share Market Value shall be the lower of the Per Share Market Value calculated on the Optional Prepayment Date and the Per Share Market Value as of the Holder's written demand for conversion, or (ii) invalidate ab initio such optional redemption, notwithstanding anything herein contained to the contrary. If the Holder elects option (i) above, the Company shall, within three (3) Trading Days of the date such election is deemed delivered hereunder, deliver to the Holder the shares of Common Stock issuable upon conversion of the Unpaid Prepayment Amount subject to such conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if the Holder elects option (ii) above, the Company shall promptly, and in any event not later than three (3) Trading Days from receipt of notice of such election, return to the Holder new Debentures for the full Unpaid Prepayment Principal Amount. If, upon an election under option
(i) above, the Company fails to deliver the shares of Common Stock issuable upon conversion of the Unpaid Prepayment Principal Amount within four (4) Trading Days of the date that such election is deemed delivered hereunder, the Company shall pay to the Holder in cash, as liquidated damages and not as a penalty, $1,500 per day until the Company delivers such Common Stock to the Holder.

            (c) The "Optional Prepayment Price" for any Debentures shall equal the sum of (i) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, divided by the Conversion Price on (x) the Optional Prepayment Date or (y) the date the Optional Prepayment Price is paid in full, whichever is less, multiplied by the Average Price on (x) the Optional Prepayment Date or (y) the date the Optional Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, expenses, costs and liquidated damages due in respect of such principal amount.

            Section 6. Definitions. For the purposes hereof, the following terms shall have the following meanings:

            "Applicable Percentage" means (i) 80% for any conversion honored prior to the 180th day after the Original Issue Date, (ii) 75% for any conversion honored on or after the 180th day and prior to the 360th after the original Issue Date, and (iii) 70% for any conversion honored after the 360th day after the Original Issue Date. For purposes hereof, a conversion is deemed to have been honored when the shares of Common Stock issuable in respect of such conversion are received by the Holder.

            "Average Price" on any date means the average Per Share Market Value for the five (5) Trading Days immediately preceding such date.

            "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

            "Common Stock" means the Company's common stock, $.00025 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

            "Floor" initially means $2.00, provided, that, the Floor shall be reset if at any time after the Original Issue Date the Average Price calculated on any date shall be equal to or less than $2.00 for 30 consecutive Trading Days. In such event, the Floor shall be reset to 75% of the average Per Share Market Value for the ten (10) Trading Days commencing the 21st day of the 30-day period contemplated by the immediately preceding sentence.

            "Mandatory Prepayment Amount" for any Debentures shall equal the sum of (i) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, divided by the Conversion Price on (x) the date the Mandatory Prepayment Amount is demanded or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the Average Price on
(x) the date the Mandatory Prepayment Amount is demanded or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

            "Original Issue Date" shall mean the date of the first issuance of any Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

            "Per Share Market Value" on any particular date means (a) the closing bid price per share of the Common Stock on such date as quoted by Bloomberg Information Services, Inc. ("Bloomberg"), or similar organizations or agencies succeeding to its functions of reporting prices, or (b) if the Common Stock is no longer reported by Bloomberg, or such similar organizations or agencies, such closing bid price per share shall be determined by reference to "Pink Sheet" quotes for the relevant conversion period as determined in good faith by the Holder or (c) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority in interest of the Debentures (the Company, after receipt of the determination by such appraiser, shall have the right to select an additional appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such appraiser).

            "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

            "Purchase Agreement" means the Convertible Debenture Purchase Agreement, dated as of the Original Issue Date, between the Company and the original Holder of Debentures, as amended, modified or supplemented from time to time in accordance with its terms.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Original Issue Date, between the Company and the original Holder of Debentures, as amended, modified or supplemented from time to time in accordance with its terms.

            "Trading Day" means (a) a day on which the Common Stock is traded on the Nasdaq Stock Market or other stock exchange or market on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the Nasdaq Stock Market or any stock exchange or market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or
(c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted on the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

            "Underlying Shares" means the shares of Common Stock into which the Debentures are convertible in accordance with the terms hereof and the Purchase Agreement.

            "Underlying Securities Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

            Section 7. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may only voluntarily prepay the outstanding principal amount on the Debentures in accordance with Section 5 hereof.

            Section 8. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

            Section 9. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

            Section 10. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. The Company hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            Section 11. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

            Section 12. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

            Section 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                              EUROTECH, LTD.


                              By:
                                 -------------------------
                                 Name:
                                 Title:

Attest:


By:
   -------------------------
   Name:
   Title:

                                    EXHIBIT A

                                 EUROTECH, LTD.

                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert Debenture No. 1 into shares of Common Stock, $.00025 par value per share (the "Common Stock"), of EUROTECH, LTD. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                              --------------------------------------------------
                              Date to Effect Conversion


                              --------------------------------------------------
                              Principal Amount of Debentures
                              to be Converted


                              --------------------------------------------------
                              Number of shares of Common Stock
                              to be Issued


                              --------------------------------------------------
                              Applicable Conversion Price


                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Name


                              --------------------------------------------------
                              Address

                                    EXHIBIT B


                                 EUROTECH, LTD.

                              NOTICE OF CONVERSION
                         AT THE ELECTION OF THE COMPANY

The undersigned in the name and on behalf of EUROTECH, LTD. (the "Company") hereby notifies the addressee hereof that the Company hereby elects to exercise its right to convert the above Debenture No. 1 into shares of Common Stock, par value $.00025 per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. No fee will be charged to the Holder for any conversion hereunder, except for such transfer taxes, if any, which may be incurred by the Company if shares are to be issued in the name of a person other than the person to whom this notice is addressed.

Conversion calculations:
                              --------------------------------------------------
                              Date to Effect Conversion


                              --------------------------------------------------
                              Principal Amount of Debentures
                              to be Converted


                              --------------------------------------------------
                              Applicable Conversion Price


                              --------------------------------------------------
                              Amount of Interest due on the Principal Amount of Debentures to be Converted


                              --------------------------------------------------
                              Number of Shares of Common Stock outstanding at close of trading on Conversion Date


                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Name:


                              --------------------------------------------------
                              Address: